SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 6, 2001

THE PROGRESSIVE CORPORATION

(Exact name of registrant as specified in its charter)

Ohio	1-9518	34-0963169

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6300 Wilson Mills Road, Mayfield Village, Ohio 44143
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code 440-461-5000

Not Applicable
(Former name or former address, if changed since last report)

Item 5.	Other Events

          On December 6, 2001, The Progressive Corporation (the “Company”) began an underwritten public offering of $350 million aggregate principal amount of the Company’s 6.375% Senior Notes due 2012, to be issued under the Company’s previously filed Registration Statement on Form S-3 (File No. 333-73752) (the “Registration Statement”).

Item 7.	Financial Statements and Exhibits

	(c)	Exhibits.

          The following Exhibits are filed as part of this report and as an Exhibit to the Registration Statement:

Exhibit No.	Description

4.5	Third Supplemental Indenture dated December 7, 2001, between The Progressive Corporation and State Street Bank and Trust Company, as Trustee

4.6	Form of 6.375% Senior Notes due 2012

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: December 7, 2001

THE PROGRESSIVE CORPORATION

By:	/s/ Stephen D. Peterson
Name:	Stephen D. Peterson
Title:	Treasurer

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EXHIBIT INDEX

Exhibit No.	Form 8-K
Under Reg.	Exhibit
S-K Item 601	No.	Description of Exhibit

4	4.5	Third Supplemental Indenture dated December 7, 2001, between The Progressive Corporation and State Street Bank and Trust Company, as Trustee

4	4.6	Form of 6.375% Senior Notes due 2012

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